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                                                                    EXHIBIT 99.1


                    SETTLEMENT AGREEMENT AND GENERAL RELEASE


         THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE (this "Agreement") is entered into this 29th day of March, 2002, by and between WA TELCOM PRODUCTS CO., INC., a Delaware corporation ("WATP"), and VERSO TECHNOLOGIES, INC., a Minnesota corporation ("Verso").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of July 4, 2001, by and among WATP and Verso, as amended by that certain Closing Agreement, dated as of July 27, 2001 (as so amended, the "Purchase Agreement"), Verso purchased from WATP all of the issued and outstanding capital stock of NACT Telecommunications, Inc. ("NACT");

         WHEREAS, Section 1.2(c) of the Purchase Agreement provides that on March 31, 2002, Verso shall pay to WATP an amount equal to the sum of $5,339,830 (less certain amounts as set forth in such Section) plus interest thereon as calculated pursuant to the Purchase Agreement (such aggregate amount to be paid to WATP being referred to as the "Deferred Amount");

         WHEREAS, in a letter to WATP dated August 8, 2001 (the
"Indemnification Notice"), Verso asserted its right to indemnification under the Purchase Agreement with respect to the matters set forth in the Indemnification Notice;

         WHEREAS, on October 23, 2001, Verso filed a Complaint against WATP in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court"), commencing Adversary Proceeding No. 01-A-01131 (the "Verso Complaint") seeking damages for an alleged breach by WATP of the Purchase Agreement; and

         WHEREAS, WATP and Verso desire to set forth herein the terms and conditions of a restructuring of the Deferred Amount and a release by Verso of any and all claims, obligations and liabilities arising under or in connection with the Purchase Agreement, including, without limitation, the matters described in the Indemnification Notice and the Verso Complaint;

         NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein and other valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties hereto agree as follows:

         SECTION 1.        RESTRUCTURING OF DEFERRED AMOUNT.

                  (a) Verso's obligation to pay the Deferred Amount is hereby deferred until the earlier to occur of (i) the Closing Date (as defined herein) and (ii) the termination of this Agreement pursuant to Section 11 hereof. As of the Closing Date, Verso's obligation to pay to WATP the Deferred Amount shall be restructured pursuant to the terms and conditions of a Convertible Secured Promissory Note substantially in the form attached hereto as Exhibit A ("Note"), in the aggregate principal amount of $4,250,000, together with interested accrued


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thereon (such principal amount, interest accrued thereon and any other amounts owed pursuant to the Note being referred to as the "Restructured Deferred Amount"). Verso's obligation to pay the Restructured Deferred Amount and to perform its other obligations set forth in the Note shall be secured by, among other things, the following instruments: (i) a Security Agreement between Verso and WATP substantially in the form attached hereto as Exhibit B (the "Parent Security Agreement"); (ii) a Pledge Agreement between Verso and WATP substantially in the form attached hereto as Exhibit C (the "Pledge Agreement"); (iii) a Guaranty by NACT and Telemate.net Software, Inc. ("Telemate") in favor of WATP substantially in the form attached hereto as Exhibit D (the "Guaranty"); (iv) a Security Agreement between NACT, Telemate and WATP substantially in the form attached hereto as Exhibit E (the "Subsidiary Security Agreement"); and (v) a Control Agreement between WATP, Silicon Valley Bank, Verso, NACT and Telemate substantially in the form attached hereto as Exhibit F (the "Control Agreement") (this Agreement, the Note, the Parent Security Agreement, the Pledge Agreement, the Guaranty, the Subsidiary Security Agreement and the Control Agreement being referred to as the "Transaction Documents"). WATP acknowledges and agrees that the exercise of its rights and remedies under the Note, the Parent Security Agreement, the Pledge Agreement, the Guaranty, the Subsidiary Security Agreement and the Control Agreement shall be subject to that certain Subordination Agreement, by and among Verso, NACT, Telemate, WATP and Silicon Valley Bank substantially in the form attached hereto as Exhibit G (the "Subordination Agreement").

                  (b) On April 1, 2002, Verso shall pay to WATP $1,500,000.00 (the "Advance Amount") by wire transfer of immediately available federal funds to an account designated by WATP. In the event that this Agreement is terminated pursuant to Section 11 hereof, the Advance Amount shall be applied by WATP to, and shall reduce the outstanding amount of, the Deferred Amount. In the event that the Closing occurs, the Advance Amount shall be applied by WATP to, and shall constitute full payment by Verso of, the payment obligation of Verso set forth in Section 1(b)(i) of the Note.

         SECTION 2. SATISFACTION OF DEFERRED AMOUNT. WATP acknowledges and agrees that payment by Verso of the Restructured Deferred Amount pursuant to the terms and conditions of the Note and the performance by Verso of all of its obligations set forth therein shall be in full, complete and final satisfaction of the Deferred Amount.

         SECTION 3.        RELEASE AND COVENANT NOT TO ASSERT RIGHTS.

                  (a) In consideration of the mutual promises and covenants contained herein, effective as of the Closing Date, Verso, on its own behalf and on behalf of any and all of its respective affiliates, subsidiaries, successors and assigns, hereby irrevocably and forever releases and discharges WATP and its affiliates, subsidiaries, officers, directors and employees from and of any and all liabilities, claims, obligations, causes of action, costs (including attorneys' fees) and demands of every kind and nature whatsoever, whether asserted or unasserted, known or unknown, arising out of or related to the Purchase Agreement or the transactions contemplated thereby, including, without limitation, the matters set forth in the Verso Complaint and the Indemnification Notice; provided, however, that nothing herein shall release or discharge WATP from any obligation under this Agreement or any of the other Transaction Documents to which it is a party.


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                  (b)      Effective as of the Closing Date, Verso, on its own
behalf and on behalf of any and all of its respective affiliates, subsidiaries, successors and assigns, hereby forever agrees and covenants to refrain and forbear from asserting, commencing, instituting or prosecuting any lawsuit, action, claim or right to setoff or deduction based on, arising out of or related to the Purchase Agreement or the transactions contemplated thereby; provided, however, that nothing herein shall prohibit Verso, NACT or Telemate from asserting, commencing, instituting or prosecuting any lawsuit, action or claim based on, arising out of or related to any Transaction Document to which it is a party.

                  (c) In consideration of the mutual promises and covenants contained herein, effective as of the Closing Date, WATP, on its own behalf and on behalf of any and all of its respective affiliates, subsidiaries, successors and assigns, hereby irrevocably and forever releases and discharges Verso and its affiliates, subsidiaries, officers, directors and employees from and of any and all liabilities, claims, obligations, causes of action, costs (including attorneys' fees) and demands of every kind and nature whatsoever, whether asserted or unasserted, known or unknown, arising out of or related to the Purchase Agreement or the transactions contemplated thereby; provided, however, that nothing herein shall release or discharge Verso or NACT from their respective covenants, agreements or obligations set forth in Sections 4.10(c) or 4.13 of the Purchase Agreement; and provided, further, that nothing herein shall release or discharge Verso, NACT or Telemate from any obligation under any Transaction Document to which it is a party.

                  (d) Effective as of the Closing Date, WATP, on its own behalf and on behalf of any and all of its respective affiliates, subsidiaries, successors and assigns, hereby forever agrees and covenants to refrain and forebear from asserting, commencing, instituting or prosecuting any lawsuit, action, claim or right to setoff or deduction based on, arising out of or related to the Purchase Agreement or the transactions contemplated thereby; provided, however, that nothing herein shall prohibit WATP from asserting, commencing, instituting or prosecuting any lawsuit, action or claim based on, arising out of or related to any Transaction Document or any breach by Verso or NACT of any of their respective covenants, agreements or obligations set forth in Sections 4.10(c) or 4.13 of the Purchase Agreement.

         SECTION 4. DISMISSAL OF COMPLAINT. Verso shall, immediately following the Closing Date, dismiss with prejudice the Verso Complaint.

         SECTION 5. ADMISSION OF LIABILITY. The parties acknowledge and agree that nothing herein shall be construed as an admission by WATP of violation of any law or breach of any agreement or duty, and any such liability is expressly denied.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF VERSO. Verso hereby represents and warrants to WATP as follows:

                  (a) Verso is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

                  (b) Verso has the right, power and capacity to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by


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Verso of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Verso. This Agreement has been, and the other Transaction Documents to which Verso is a party will be, duly and validly executed and delivered by Verso and constitute Verso's legal, valid and binding obligation, enforceable in accordance with its and their terms.

                  (c) The execution and delivery of this Agreement by Verso and the other Transaction Documents to which it is a party, the consummation by Verso of the transactions contemplated herein and therein, and the performance of the covenants and agreements of Verso contained herein and therein will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any of the provisions of the articles of incorporation or bylaws of Verso, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument or other agreement to which Verso is a party or by which Verso or any of its assets may be bound or (iii) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which Verso is a party or by which Verso or any of its assets may be bound.

                  (d) The following is a list of every entity in which Verso owns at least fifty percent (50%) of the outstanding equity, directly or indirectly: NACT; Telemate; Victory Fax Communications, Inc.; Eltrax International, Inc.; MessageClick, Inc.; World Access U.K. Limited; Eltrax Hospitality Technologies PTE Ltd.; Eltrax (Malaysia) SBD.BHD; Eltrax Hospitality Scandinavia, AS; Eltrax (Australia) Pty. Ltd.; Eltrax Hospitality Ltd.; Eltrax Holdings, AG; Eltrax AG; and Eltrax Hospitality U.K. Ltd.

                  (e) Each of Verso, NACT and Telemate is able to pay its debts as they become due in the ordinary course and each of Verso's, NACT's and Telemate's total assets are greater than its total liabilities.

                  (f) None of Verso, NACT or Telemate has any intent to file any voluntary petition in bankruptcy under any chapter of the Bankruptcy Code (as defined below) or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, and Verso has no intent to directly or indirectly cause either NACT or Telemate to file any such petition or seek any such relief.

                  (g) Any shares of common stock of Verso issued to WATP pursuant to the terms and conditions of the Note shall be, when issued, duly and validly issued, fully-paid and non-assessable.

                  (h) Verso has filed all reports required to be filed by it, since December 31, 2000, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, or with the NASDAQ Stock Market (collectively, the "Public Filings"). None of the Public Filings, as of their respective dates (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein


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or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and each such Public Filings conformed, in all material respects, with all of the statutes and published rules and regulation enforced or promulgated by the regulatory authority or exchange with which they were filed.

         SECTION 7. REPRESENTATIONS AND WARRANTIES OF WATP. WATP hereby represents and warrants to Verso as follows:

                  (a) WATP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Subject to entry of the Final Order (as defined below), WATP has the right, power and capacity to execute, deliver and perform this Agreement and the other Transaction Documents to which WATP is a party and to consummate the transactions contemplated hereby and thereby. Subject to entry of the Final Order, the execution, delivery and performance of this Agreement and the other Transaction Documents to which WATP is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of WATP. Subject to entry of the Final Order, this Agreement has been, and the other Transaction Documents to which WATP is a party shall be, duly and validly executed and delivered by WATP and constitute WATP's legal, valid and binding obligation, enforceable in accordance with its and their terms.

                  (c) Subject to entry of the Final Order, the execution and delivery by WATP of this Agreement and the other Transaction Documents to which WATP is a party, the consummation of the transactions contemplated herein and therein by WATP, and the performance of the covenants and agreements of WATP will not, with or without the giving of notice or the lapse of time, or both (i) violate or conflict with any of the provisions of the certificate of incorporation or bylaws of WATP, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument or other agreement to which WATP is a party or by which WATP or any of its assets may be bound or
(iii) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which WATP is a party or by which WATP or any of its assets may be bound.

         SECTION 8. MOTION FOR BANKRUPTCY APPROVAL; FINAL ORDER. As soon as reasonably practicable after the date hereof, WATP shall file with the Court a motion (the "Motion") to approve the execution, delivery and performance by WATP of this Agreement pursuant to Section 363 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code"). This Agreement is and shall be expressly subject to approval by the Court under Bankruptcy Code ss. 363, and if for any reason whatsoever such approval is not obtained, then this Agreement shall be null and void and of no further force or effect.

         SECTION 9. CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on the date that is two (2) business days following the date upon which the last of the conditions set forth in Section 10 is satisfied or waived, or on


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such other date as may be agreed upon by WATP and Verso (the date of the
Closing being referred to as the "Closing Date").

         SECTION 10.       CONDITIONS PRECEDENT TO OBLIGATIONS.

                  (a) Conditions to Obligations of WATP. The obligation of WATP to effect the transactions contemplated hereby shall be subject to the satisfaction (or waiver by WATP) of the following conditions:

                           (i)      Each of the representations and warranties
of Verso contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date and Verso shall have performed and complied in all respects with the respective covenants and agreements to be performed by it at or prior to the Closing Date.

                           (ii)     Verso shall have executed and delivered to
WATP the Note, the Pledge Agreement, the Parent Security Agreement, the Control Agreement and the Subordination Agreement.

                           (iii)    Each of NACT and Telemate shall have
executed and delivered to WATP the Guaranty, the Subsidiary Security Agreement, the Control Agreement and the Subordination Agreement.

                           (iv)     The Court shall have entered an order
approving the transactions provided for in this Agreement (the "Final Order"), which order shall be in form and substance consistent with this Agreement and reasonably acceptable to WATP, and the Final Order shall not have been reversed, stayed, modified or amended in any material respects prior to the Closing Date. Without limiting the foregoing, the Final Order shall expressly
(A) approve the terms and conditions of this Agreement pursuant to Bankruptcy Code ss. 363 and (B) contain a finding that the notice given in the bankruptcy case of WATP with respect to the hearing on the Motion was proper, timely, adequate and sufficient notice of the Motion under the circumstances.

                           (v)      Silicon Valley Bank shall have executed and
delivered to WATP the Subordination Agreement and the Control Agreement.

                  (b) Conditions to Obligations of Verso. The obligation of Verso to effect the transactions contemplated hereby shall be subject to the satisfaction (or waiver by Verso) of the following conditions:

                           (i)      Each of the representations and warranties
of WATP contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, and WATP shall have performed and complied in all respects with the respective covenants and agreements to be performed by it at or prior to the Closing Date.

                           (ii)     WATP shall have executed and delivered to
Verso or NACT and Telemate, as applicable, the Note, the Parent Security Agreement, the Pledge Agreement, the


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Guaranty, the Subsidiary Security Agreement, the Control Agreement and the
Subordination Agreement.

                           (iii)    The Court shall have entered the Final
Order, which order shall be in form and substance consistent with this Agreement and reasonably acceptable to Verso, and the Final Order shall not have been reversed, stayed, modified or amended in any material respects prior to the Closing Date.

                           (iv)     Silicon Valley Bank shall have executed and
delivered to Verso the Subordination Agreement and the Control Agreement.

         SECTION 11. TERMINATION. This Agreement may be terminated at any time upon mutual written consent or by either party if the Final Order has not been entered by May 31, 2002.

         SECTION 12.       MISCELLANEOUS.

                  (a) All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by certified mail (postage pre-paid and return receipt requested), sent by overnight courier service or faxed (transmission confirmed), or otherwise actually received. All such notices and other communications shall be delivered, mailed, couriered or faxed, (i) if to WATP, at Resurgens Plaza, Suite 2210, 945 East Paces Ferry Road, Atlanta, GA (Facsimile No.: 404-233-2280), Attention: Michael F. Mies, and (ii) if to Verso, at 400 Galleria Parkway, Suite 300, Atlanta, GA 30339 (Facsimile No.:
678-589-3750), Attention: Steven A. Odom, or at such other address as WATP or Verso may designate in writing to the other party.

                  (b) This Agreement shall be governed and construed in accordance with the laws of the State of Georgia (without giving effect to choice of law principles thereof). Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by any of the other parties hereto or any of their successors or assigns shall be brought and determined in the Court and each party hereby irrevocably submits with respect to any such action or such proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the Court.

                  (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (d) This Agreement may be amended only by a written instrument signed by WATP and Verso. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


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                  (e)      All rights, covenants and agreements of the parties
contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and assigns (including, without limitation, any trustees or liquidators). This Agreement, and the rights and obligations hereunder, may not be assigned by either party without the prior written consent of the other party.

                  (f) WATP and Verso will each bear their respective legal and other fees and expenses in connection with the transactions contemplated hereby.

                  (g) Each party hereto agrees to do all acts and to make, execute and deliver such written instruments as shall from time to time be reasonably necessary to carry out the terms and provisions of this Agreement.

                  (h) This Agreement, the other Transaction Documents, the Subordination Agreement and the Control Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior written or oral agreements between the parties hereto which may have related to the subject matter hereof in any way.




                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                    WA TELCOM PRODUCTS CO., INC.


                                    By: /s/ Michael F. Mies
                                       ----------------------------------------
                                    Name:   Michael F. Mies
                                         --------------------------------------
                                    Title:  Vice President and Treasurer
                                          -------------------------------------

                                    VERSO TECHNOLOGIES, INC.


                                    By: /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Name:   Juliet M. Reising
                                         --------------------------------------
                                    Title: Executive Vice President and CFO
                                          -------------------------------------




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